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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

       In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the Common Stock of Mariner Health Care, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of May 23, 2002.

                                       HIGHLAND CAPITAL MANAGEMENT, L.P.

                                       By:  Strand Advisors, Inc., its general
                                            partner


                                            By:    /s/ James Dondero
                                                   -----------------------------
                                            Name:  James Dondero
                                            Title: President


                                       HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

                                       By:  Highland Capital Management, L.P.,
                                            its general partner
                                       By:  Strand Advisors, Inc., its general
                                            partner


                                            By:    /s/ James Dondero
                                                   -----------------------------
                                            Name:  James Dondero
                                            Title: President


                                       PROSPECT STREET HIGH INCOME PORTFOLIO
                                       INC.


                                       By:    /s/ James Dondero
                                              ----------------------------------
                                       Name:  James Dondero
                                       Title: President



                                       /s/ Patrick H. Daugherty
                                       -----------------------------------------
                                       PATRICK H. DAUGHERTY